UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2021
DARÉ BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260
San Diego, CA 92122
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
At the annual meeting of stockholders of Daré Bioscience, Inc. ("Daré," “we,” “us,” or “our”) held on June 24, 2021, five proposals were voted upon by Daré’s stockholders. The proposals are described in detail in our definitive proxy statement for the annual meeting, filed with the Securities and Exchange Commission on May 14, 2021. Below is a brief description of, and the final results of the votes for, each proposal:

1.Our stockholders elected the nominees named below to our board of directors to serve as Class I directors for a three-year term expiring at our 2024 annual meeting of stockholders by the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jessica D. Grossman, M.D.	10,287,833	1,872,957	15,613,671
Susan L. Kelley, M.D.	10,290,829	1,869,961	15,613,671
Sophia Ononye-Onyia, Ph.D.	10,618,107	1,542,683	15,613,671

2.Our stockholders ratified the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2021 by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,083,303	595,801	95,357	--

3.Our stockholders approved the issuance of shares of our common stock in connection with an acquisition for purposes of complying with Nasdaq Listing Rule 5635 by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,232,352	1,882,821	45,617	15,613,671

4.Our stockholders approved, on an advisory basis, the 2020 compensation of our named executive officers by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,871,554	2,111,802	177,434	15,613,671

5.Our stockholders approved the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposal 3 if there are not sufficient votes to approve Proposal 3:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,806,491	2,581,778	386,192	--

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.
Dated: June 24, 2021	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer